Note 15 - Income Taxes (Details) - Deferred Tax Assets and Liabilities (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred Tax Assets and Liabilities [Abstract]
Net operating loss and credit carryforwards	$ 27,874,000	$ 24,978,000
Stock-Based Compensation	1,190,000	1,113,000
Accruals	976,000	811,000
Basis difference for fixed assets and intangibles	190,000	224,000
Total gross deferred tax assets	30,230,000	27,126,000
Valuation allowance	$ (30,230,000)	$ (27,126,000)